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                                                                EXHIBIT 23.1



                        INDEPENDENT AUDITORS' CONSENT
                       RELATING TO WENDT-BRISTOL HEALTH
                             SERVICES CORPORATION

We consent to the use of our report dated April 20, 1998, except for Note 17 as to which the date is June 23, 1998 and Note 18 as to which the date is January 27, 1999, in the Registration Statement on Form S-1 and related Prospectus of Wendt-Bristol Health Services Corporation and Subsidiaries.


                                        /s/ HAUSSER + TAYLOR LLP



Columbus, Ohio
February 1, 1999